Exhibit 10.9

SECOND AMENDMENT TO PROMISSORY NOTE (NOTE B)

THIS SECOND AMENDMENT TO PROMISSORY NOTE (NOTE B) (this “Amendment”) is made and entered as of October 5, 2016 (the “Effective Date”), by and between GLADSTONE LAND LIMITED PARTNERSHIP, a Delaware limited partnership (“Borrower”), and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (“Lender”), with reference to that certain Promissory Note (Note B) in the original principal amount of up to TWENTY FIVE MILLION AND 00/100 DOLLARS ($25,000,000.00) made by Borrower to the order of Lender and dated April 30, 2014, as amended by that certain First Amendment to Promissory Note B dated as of September 3, 2015 (as amended, “Note B”). Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings given to them in Note B.

Recitals

A. Lender and Borrower have agreed to make certain modifications to the Loan, and to make certain other loan facilities available to Borrower as more particularly set forth in that certain Fourth Amendment to Loan Agreement dated as of even date herewith (the “Fourth Amendment”).

B. Lender and Borrower execute this Amendment to evidence such amendments as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

1. Amendment of Note B Terms. As of the Effective Date, Note B is hereby amended as follows:

(a) Interest. Part (ii) of the first sentence in Section 1(a) of Note B is hereby deleted in its entirety and replaced with the following:

“(ii) Two and 50/100 percent (2.50%) per annum.”

(b) Minimum Balance Required. The last sentence of Section 2(c) of Note B is hereby deleted in its entirety and replaced with the following:

“Furthermore, as more particularly provided in the Loan Agreement, if the outstanding principal balance of this Note is at any time less than $50,000, Lender may demand immediate payment in full of this Note and may terminate the revolving facility it evidences.”

(c) Reference to Related Loan. The “Related Loan” as defined in the Note has been increased as of even date herewith to a loan in an aggregate principal amount not to exceed One Hundred Seventy-Five Million and 00/100 Dollars ($175,000,000.00), as more particularly provided in the Fourth Amendment, and all references in Note B to the Related Loan are hereby adjusted accordingly. A default under any of the Related Loan is a default under Note B.

(d) Prepayment. Section 3 of Note B is hereby deleted in its entirety and replaced with the following:

“Subject of the provisions of Section 2(c) above and the terms of the Loan Agreement, Borrower shall have the option to prepay this note, in full or in part, at any time, without a prepayment fee, so long as Lender receives two (2) business days’ advance written notice.”

2. No Implied Modifications. Except as expressly modified by the terms of this Amendment, all of the terms, covenants and conditions set forth in Note B shall remain in full force and effect. All references to Note B in any of the other Loan Documents shall be to Note B as amended by this Amendment. Borrower hereby reaffirms the terms and obligations of Note B, as amended hereby, as of the Effective Date.

3. Entire Agreement. This Amendment supersedes all previous oral and written agreements related to this modification and constitutes the entire agreement between Borrower and Lender with respect thereto. No provision of this Amendment may be further modified except through the execution of a subsequent written agreement by the party to be charged therewith.

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IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment as of the day and year first above written.

BORROWER: GLADSTONE LAND LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Gladstone Land Partners, LLC, a Delaware limited liability company Its General Partner

	By:	Gladstone Land Corporation, a Maryland corporation Its Manager

		By:	/s/ Lewis Parrish
			Name:	Lewis Parrish
			Title:	Chief Financial Officer

(Signatures continue on following page)

LENDER: METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation

By:	/s/ Leon A. Moreno

Printed Name:	Leon A. Moreno

Its:	Director

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